Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Chemicals Portfolio
May 31, 2026
CHE-NPRT1-0726
1.802159.122
Common Stocks - 98.7%
	Shares	Value ($)
GERMANY - 0.2%
Materials - 0.2%
Chemicals - 0.2%
Orion SA	124,326	949,850
UNITED STATES - 98.5%
Materials - 98.5%
Chemicals - 98.5%
Air Products and Chemicals Inc	68,011	18,949,225
Avient Corp	111,200	3,938,704
Axalta Coating Systems Ltd (b)	175,700	5,406,289
Cabot Corp	97,300	8,514,723
CF Industries Holdings Inc	109,817	12,337,940
Chemours Co/The	148,359	3,287,635
Corteva Inc	265,293	20,767,136
Dow Inc	116,900	3,945,375
DuPont de Nemours Inc	113,594	5,500,221
Eastman Chemical Co	116,900	8,869,203
Ecolab Inc	72,600	18,585,600
Element Solutions Inc	728,143	30,895,107
FMC Corp	43,300	591,478
Huntsman Corp	87,400	1,341,590
Ingevity Corp (b)	200,900	13,625,038
International Flavors & Fragrances Inc	161,116	12,252,872
Linde PLC	218,216	108,603,922
LyondellBasell Industries NV Class A1	215,700	14,376,405
Mosaic Co/The	277,500	6,632,250
Olin Corp	217,400	5,624,138
PPG Industries Inc	165,200	18,664,296
Scotts Miracle-Gro Co/The	283,200	16,708,800
Sensient Technologies Corp (a)	77,700	8,846,145
Sherwin-Williams Co/The	216,699	65,841,825
Solstice Advanced Materials Inc	140,900	11,868,007
Tronox Holdings PLC	102,039	811,210
Westlake Corp	52,356	4,546,071

TOTAL UNITED STATES		431,331,205
TOTAL COMMON STOCKS (Cost $254,660,309)		432,281,055

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.67	2,224,955	2,225,400
Fidelity Securities Lending Cash Central Fund (c)(d)	3.67	487,851	487,900
TOTAL MONEY MARKET FUNDS (Cost $2,713,300)			2,713,300

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $257,373,609)	434,994,355
NET OTHER ASSETS (LIABILITIES) - 0.7%	3,222,157
NET ASSETS - 100.0%	438,216,512

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,430,982	17,160,584	20,366,166	33,625	-	-	2,225,400	2,224,955	0.0%
Fidelity Securities Lending Cash Central Fund	17,306,327	55,601,378	72,419,805	1,370	-	-	487,900	487,851	0.0%
Total	22,737,309	72,761,962	92,785,971	34,995	-	-	2,713,300

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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